UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2023
Corebridge Financial, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41504	95-4715639
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2919 Allen Parkway, Woodson Tower, Houston, Texas	77019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 1-877-375-2422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRBG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported, Corebridge Financial, Inc. (the “Company”) adopted the Financial Accounting Standards Board’s Accounting Standard Update 2018-12 Financial Services—Insurance: Targeted Improvements to the Accounting for Long-Duration Contracts (“LDTI”) on January 1, 2023, with a transition date of January 1, 2021. The Company adopted LDTI using the modified retrospective transition method relating to liabilities for traditional and limited payment contracts and deferred policy acquisition costs associated therewith, while the Company adopted LDTI on a retrospective basis in relation to market risk benefits.

The Company is filing this Current Report on Form 8-K to present certain previously reported financial statements and other related financial information on a basis consistent with LDTI. The financial information that is being recast in this Current Report on Form 8-K was originally filed on February 24, 2023 with the Securities and Exchange Commission (the “SEC”) in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 Form 10-K”).

The recast historical consolidated financial statements for the fiscal years ended December 31, 2021 and December 31, 2022, as well as the other Items from the 2022 Form 10-K listed below containing recast financial information, are filed as Exhibit 99.1 to this Current Report and are incorporated by reference into this Item 8.01:

a.Part I, Item 1, Business
b.Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations
c.Part II, Item 7A., Quantitative and Qualitative Disclosures About Market Risk
d.Part II, Item 8, Financial Statements and Supplementary Data

Except as set forth in Exhibit 99.1 hereto, all information provided in the 2022 Form 10-K remains unchanged and this Current Report does not modify or update the disclosures in the 2022 Form 10-K. This Current Report does not reflect events occurring after the filing of the 2022 Form 10-K and should be read in conjunction with other information that the Company has filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Revised items of Corebridge Financial, Inc. Form 10-K for the fiscal year ended December 31, 2022
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corebridge Financial, Inc.

Date:	June 5, 2023	By:	/s/ Christina Banthin
Name: Christina Banthin Title: Chief Corporate Counsel and Corporate Secretary